                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 30, 1999

           -----------------------------------------------------------
                        (Date of earliest event reported)

                                 Cephalon, Inc.

      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                           0-19119      23-2484489
--------------------------------------------------------------------------------
     (State or other jurisdiction            (Commission   (IRS Employer
     of incorporation or organization)       File Number)     ID No.)

         145 Brandywine Parkway

       West Chester, Pennsylvania                     19380
--------------------------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)

                                 (610) 344-0200
      --------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
    ------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. OTHER EVENTS.

        On December 30, 1999, Cephalon, Inc. (the "Registrant") publicly announced that it has agreed to accelerate the maturity of the revenue-sharing notes that were initially offered in a private sale in February 1999. The notes will now mature during the first quarter of 2000, and will be retired for an aggregate cash payment of $35.5 million. Under the original terms of the notes, the company was to pay $30 million in cash for the notes in February 2002.

     The Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1, and made a part of this Item 5.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Business Acquired: None

        (b) Pro Forma Financial Information: None

        (c) Exhibits: Reference is made to the Exhibit Index annexed hereto and made a part hereof.

                                   SIGNATURES
                                   ----------


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CEPHALON, INC.

Date: January 5, 2000               By: /s/ Frank Baldino, Jr
                                        -----------------------------
                                        Frank Baldino, Jr.
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT                                                           PAGE
-------                                                           ----

99.1 Press Release dated December 30, 1999